UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 15, 2015

SOLAR POWER, INC.

(Exact name of registrant as specified in its charter)

California	000-50142	20- 4956638
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

3400 Douglas Boulevard, Suite 285

Roseville, California 95661-3875

(Address and telephone number of principal executive offices) (Zip Code)

(916) 770-8100

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On June 15, 2015, Solar Power, Inc. (the “Company”) entered into a convertible promissory note purchase agreement (the “Convertible Note Purchase Agreement”) with Vision Edge Limited, a company established under the laws of the British Virgin Islands (the “Purchaser”), whereby the Company agreed to issue, and the Purchaser agreed to purchase a convertible note (the “Convertible Note”) in the principal amount of US$20,000,007 (the “Convertible Note Principal Amount”) that will mature on the first anniversary of its issuance date pursuant to the terms of the Convertible Note Purchase Agreement and subject to the closing conditions therein.

On June 15, 2015, the Company entered into an option agreement (the “Option Agreement”) with the Purchaser, whereby the Company agreed to grant the Purchaser an option (the “Option”) to purchase from the Company shares of common stock of the Company, par value US$0.0001, at a per share price of $2.70 for an aggregate purchase price of US$20,000,007 (the “Option Purchase Price”), exercisable within six months from the date of the Option Agreement, pursuant to the terms of the Option Agreement and subject to the closing conditions therein.

The Company’s common stock issuable under the Convertible Note Purchase Agreement and the Option Agreement are restricted securities and the Purchaser is subject to a three-month lock-up period.

The foregoing summary of the terms and conditions of the Convertible Note Purchase Agreement and the Option Agreement do not purport to be complete and is qualified in its entirety by reference to the full text of the agreements attached hereto as Exhibits 10.1 and 10.2, which are incorporated herein by reference.

Item 3.02 Unregistered Sales of Equity Securities.

Pursuant to the Convertible Note Purchase Agreement discussed in Item 1.01 and subject to the conditions therein, the Company agreed to issue the number of shares of the Company’s common stock issuable upon conversion of the Conversion Note (the “Conversion Shares”). Pursuant to the Option Agreement discussed in Item 1.01 and subject to the conditions therein, the Company agreed to issue the number of shares of the Company’s common stock issuable upon exercise of the Option (the “Option Purchase Shares”). The Company agreed to authorize the issuance of the Conversion Shares and the Option Purchase Shares, pursuant to the terms and conditions of the Convertible Note Purchase Agreement and the Option Agreement.

The proposed issuance of the Convertible Note, the Option, the Conversion Shares and the Option Purchase Shares as aforementioned is exempt from registration upon reliance of Regulation S promulgated under the Securities Act of 1933, as amended.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Exhibit Description

10.1	Convertible Promissory Note Purchase Agreement by and between Solar Power, Inc. and Vision Edge Limited dated June 15, 2015

10.2	Option Agreement by and between Solar Power, Inc. and Vision Edge Limited dated June 15, 2015

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SOLAR POWER, INC. a California Corporation

Dated: June 15, 2015	/s/ Amy Jing Liu
	Name:	Amy Jing Liu
	Title:	Chief Financial Officer

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